Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Available-for-sale securities, at fair value:
Fixed maturity available-for-sale (amortized cost)	$ 110,944	$ 104,491
Fixed maturity, ACL	21	19
Mortgage loans on real estate, fair value	$ 487	$ 739
Stockholder’s Equity
Common stock - shares authorized (in shares)	10,000,000	10,000,000
Common stock - shares issued (in shares)	10,000,000	10,000,000
Common stock - shares outstanding (in shares)	10,000,000	10,000,000